GOLDMAN SACHS TRUST

Goldman Sachs Alternative Funds

Class A, Class C, Institutional, Investor, Class R6, Class R, and Class P Shares of the

Goldman Sachs Defensive Equity Fund

Supplement dated August 22, 2022 to the

Prospectuses and Summary Prospectuses, each dated April 29, 2022, as supplemented to date

The Board of Trustees of the Goldman Sachs Trust (“Board”) has approved the conversion of the Goldman Sachs Defensive Equity Fund (the “Acquired Fund”) through an Agreement and Plan of Reorganization (the “Plan”) which contemplates the reorganization of the Acquired Fund with and into the Goldman Sachs Defensive Equity ETF (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”). The Acquiring Fund is a newly-created series of the Goldman Sachs ETF Trust. The reorganization was recommended by the Funds’ investment adviser, Goldman Sachs Asset Management, L.P. (the “Investment Adviser”), because it believes the investment strategy of the Acquired Fund would be better positioned in an ETF format. The reorganization is expected to be considered by the Board of Trustees of the Goldman Sachs ETF Trust in September 2022.

Under the terms of the Plan, the Acquired Fund will transfer all of its assets to the Acquiring Fund and the Acquiring Fund will assume all of the liabilities of the Acquired Fund. Subsequently, the Acquired Fund will be liquidated and shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. Shareholders of the Acquired Fund will receive ETF shares of the Acquiring Fund that are equal in aggregate net asset value to the shares of the Acquired Fund held on the closing date of the reorganization. For any fractional shares of the Acquired Fund owned by a shareholder, such shareholder shall receive a cash payment in lieu of fractional shares of the Acquiring Fund, which cash payment may be taxable.

Importantly, in order to receive shares of the Acquiring Fund as part of the reorganization, Acquired Fund shareholders must hold their shares of the Acquired Fund through a brokerage account eligible to hold and trade shares of an ETF.

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Shareholders holding shares directly with the Acquired Fund should call the Acquired Fund at 1-800-621-2550 for Institutional, Class R6 and Class P Shares and 1-800-526-7384 for Class A, Class C, Investor and Class R Shares to discuss the process of transferring shares to a brokerage account that permits investment in ETF shares.

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Shareholders holding shares in a brokerage account that does not permit investment in ETF shares should contact their financial intermediary to establish a brokerage account that permits investment in ETF shares.

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Shareholders holding shares through an individual retirement account or group retirement plan whose plan sponsor does not have the ability to hold shares of an ETF on its platform may need to redeem their shares or have their shares transferred to another investment option before the reorganization. These shareholders should contact their plan sponsor or other applicable financial intermediary.

⬛	No further action is required for Acquired Fund shareholders that hold shares of the Acquired Fund through a brokerage account that can hold shares of an ETF.

The reorganization is expected to close on or about January 20, 2023, or on such other date as the parties to the reorganization shall agree. The reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes, except with respect to cash received in lieu of fractional shares of the Acquiring Fund.

The Board, after careful consideration, unanimously approved the Plan. After considering the recommendation of the Investment Adviser, the Board concluded that: (i) the reorganization is in the best interests of the Acquired Fund; and (ii) the interests of the shareholders of the Acquired Fund will not be diluted as a result of the reorganization.

The reorganization is subject to shareholder approval. Shareholders of record of the Acquired Fund on or about November 4, 2022, will receive a proxy statement/prospectus that contains important information about the reorganization and the Acquiring Fund, including information about investment strategies and risks, fees and expenses.

If the Board of Trustees of the Goldman Sachs ETF Trust approves the reorganization, certain actions will be implemented effective at the close of business on September 21, 2022. Specifically, the Acquired Fund will close Class A, Class C, Investor, Class R6, Class R, and Class P Shares to new shareholders and subsequent purchases by existing shareholders. Existing shareholders may continue to reinvest dividends and distributions, if any. Effective at the same time, the Acquired Fund will remove contingent deferred sales charges on redemptions of Fund shares.

Accordingly, as of the close of business on September 21, 2022, the Acquired Fund’s disclosures are modified as follows:

The following footnote replaces the footnote under the “Annual Fund Operating Expenses” subsection of the “Goldman Sachs Defensive Equity Fund—Summary—Fees and Expenses of the Fund” section of the Prospectus and the “Annual Fund Operating Expenses” subsection of the “Fees and Expenses of the Fund” section of the Summary Prospectus:

[1]	Beginning on September 22, 2022, no contingent deferred sales charge (“CDSC”) will be imposed on redemptions of Class A and Class C shares of the Fund.

The following footnote replaces the first footnote under the “What Is The Offering Price Of Class A Shares?” subsection of the “Shareholder Guide—COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A SHARES” section of the Prospectus:

*	No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1% may be imposed in the event of certain redemptions within 18 months. For more information about Class A Shares’ CDSCs, please see “What Else Do I Need to Know About Class A Shares’ CDSC?” below. Beginning on September 22, 2022, no CDSC will be imposed on redemptions of Class A and Class C shares of the Defensive Equity Fund.

The following is inserted after the fourth sentence of the first paragraph in the “What Else Do I Need To Know About Class A Shares’ CDSC?” subsection of the “Shareholder Guide—COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A SHARES” section of the Prospectus:

Beginning on September 22, 2022, no CDSC will be imposed on redemptions of Class A and Class C shares of the Defensive Equity Fund.

The following is inserted after the third sentence of the first paragraph in the “What Is The Offering Price Of Class C Shares?” subsection of the “Shareholder Guide—COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS C SHARES” section of the Prospectus:

Beginning on September 22, 2022, no CDSC will be imposed on redemptions of Class A and Class C shares of the Defensive Equity Fund.

The following is inserted as the first sentence in the “In What Situations May The CDSC On Class A Or C Shares Be Waived Or Reduced?” subsection of the “Shareholder Guide—COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A AND C SHARES” section of the Prospectus:

Beginning on September 22, 2022, no CDSC will be imposed on redemptions of Class A and Class C shares of the Defensive Equity Fund.

This Supplement does not constitute an offer to sell or the solicitation of an offer to buy shares of the Acquiring Fund. When it is available, please read the proxy statement/prospectus carefully before making any decision to invest or when considering the reorganization. The proxy statement/prospectus will be available for free on the SEC’s website (www.sec.gov).

This Supplement should be retained with your Prospectuses and Summary Prospectuses for future reference.

GSDEFSTK 08-22